NET FINANCIAL COSTS (INCOME) (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
NET FINANCIAL COSTS (INCOME)
Foreign exchange loss (gain)	$ (1,229)	$ 453
Interest income	(2,698)	(701)
Interest expense on lease liabilities	18	19
Change in fair value - listed shares	(275)	1,700
Change in fair value -embedded derivatives	(6,596)	(11,059)
Accretion on borrowings and notes	4,326	816
Interest on borrowings and notes	6,933	895
Net financial costs (income)	$ 479	$ (7,877)